UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2025

Solid Power, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40284	86-1888095
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

486 S. Pierce Avenue, Suite E Louisville, Colorado	80027
(Address of principal executive offices)	(Zip code)

(303) 219-0720

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SLDP	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	SLDPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2025, Derek Johnson provided notice to Solid Power, Inc. (the “Company”) that he will resign from his position as Chief Operating Officer of the Company, effective as of February 1, 2025.

In order to ensure an orderly transition of the responsibilities associated with his departure, on January 13, 2025, Solid Power Operating, Inc., a wholly owned subsidiary of the Company (“SP Operating”), and Dr. Johnson entered into a consulting agreement (the “Consulting Agreement”) under which Dr. Johnson will provide transition consulting services to SP Operating from February 1, 2025 to May 1, 2025 (such period, the “Consulting Period”). The Consulting Agreement provides that, in consideration for his services, Dr. Johnson will receive $37,500 per month during the Consulting Period. Any equity awards award that Dr. Johnson holds will cease vesting on February 1, 2025, and he will not be eligible for additional equity awards following that date.

The foregoing description of the terms and conditions of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

See the Exhibit index below, which is incorporated herein by reference.

Exhibit No.	Description
10.1#	Consulting Agreement, dated January 13, 2025, between Solid Power Operating, Inc. and Derek Johnson.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#             Indicates a management or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 13, 2025

SOLID POWER, INC.

By:	/s/ James Liebscher
Name: James Liebscher
Title: Chief Legal Officer and Secretary